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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Harrah's Entertainment, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                            HARRAH'S ENTERTAINMENT, INC.
                              TELEPHONE VOTING SCRIPT

Speech 1 Welcome to Harrah's Entertainment Inc. telephone voting system. Please enter your control number, followed by the pound key, now.

Speech 2 To vote your proxy in accordance with the Board of Directors' recommendations, as indicated on your proxy card and in the proxy statement, please press 1. To vote on each issue separately, press 2.

Speech 2A  If you plan to attend the annual meeting press 1. Otherwise press
           0. If you have an additional Harrah's Entertainment, Inc. proxy you would like to vote, press 1. To terminate this call, press 2, or simply hang up.

Speech 3 You will now vote for the directors. To vote for all nominees, press 1. To withhold authority to vote for all nominees, press 2. To withhold authority to vote for an individual nominee, press 3.

Speech 3A  Please consider nominee Joe M. Henson.  To vote for this nominee, press 1. To withhold your vote, press 2.

Speech 3B  Please consider nominee R. Brad Martin.  To vote for this nominee, press 1. To withhold your vote, press 2.

Speech 3C  Please consider nominee Colin V. Reed.  To vote for this nominee, press 1. To withhold your vote, press 2.

Speech 3D  Please consider nominee Eddie N. Williams.  To vote for this nominee, press 1. To withhold your vote, press 2.

Speech 4 Proposal 2. Approve the adoption of the Company's Senior Executive Incentive Plan. To vote for, press 1. To vote against, press 2. To abstain, press 3.

Speech 5 Proposal 3. Approval of amendment to the Company's 1990 Stock Option Plan. To vote for, press 1. To vote against, press 2. To abstain, press 3.

Speech 6 Proposal 4. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for the Company for the 2000 calendar year. To vote for, press 1. To vote against, press 2. To abstain, press 3.

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Speech 7   If you plan to attend the annual meeting press 1. Otherwise press
           0.

Speech 8 If you have an additional Harrah's Entertainment, Inc. proxy you would like to vote, press 1. To terminate this call, press 2, or simply hang up.